                                                                    EXHIBIT 99.3

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)
                                 (In thousands)

                                                                        Pro Forma
                                                      Historical (a)   Adjustments    Pro Forma
                                                      --------------   -----------    ---------
Total revenue......................................      $488,863      $(94,785)(b)   $394,078
                                                         --------      --------       --------
Operating costs and expenses:
   Cost of sales...................................       417,224       (77,057)(c)    340,167
   Selling, general and administrative expenses....        50,090       (14,948)(d)     35,142
   Environmental expense recoveries................          (631)           --           (631)
                                                         --------      --------       --------
   Total operating costs and expenses..............       466,683       (92,005)       374,678
                                                         --------      --------       --------
   Operating income................................        22,180        (2,780)        19,400

Other income (expense):
   Other income, net...............................           279            --            279
   Interest expense, net...........................       (12,966)        1,135 (e)    (11,831)
                                                         --------      --------       --------
   Income before income tax provision, minority
      interest and discontinued operation..........         9,493        (1,645)         7,848
Income tax provision...............................         6,394          (836)(d)      5,558
                                                         --------      --------       --------
   Income before minority interest and
      discontinued operation.......................         3,099          (809)         2,290
Minority interest..................................            44           (72)(d)        (28)
                                                         --------      --------       --------
   Income from continuing operations...............      $  3,143      $   (881)      $  2,262
                                                         ========      ========       ========

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(a)  Historical figures have been restated to reflect the disposition of GfE's prosthetics company in Morsdorf, Germany, on January 1, 2002.

(b)  Reflects the following:

Total revenue of GfE, MIR, FAG and ABF.............................   $(134,779)
Adjustment of intergroup activity between
   the above companies and the companies retained by Metallurg.....      39,994
                                                                      ---------
                                                                      $ (94,785)
                                                                      =========

(c)  Reflects the following:

Total cost of sales of GfE, MIR, FAG and ABF.......................   $(117,110)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg...............      40,053
                                                                      ---------
                                                                      $ (77,057)
                                                                      =========

(d)  Reflects the activity of GfE, MIR, FAG and ABF.

(e)  Reflects the following:

Reversal of interest expense, net, of GfE, MIR, FAG and ABF........      $  854
Reversal of Metallurg's interest income on loans to the
   above companies.................................................        (440)
Metallurg's interest income on its restructured loan to GfE........         721
                                                                         ------
                                                                         $1,135
                                                                         ======